EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.	Oregon	Advanced Mobile Storage
Advanced Systems Portable
Restrooms
McDonald Portable Toilets
AMADOR SERVICES, LLC	California
AMERICAN DISPOSAL COMPANY, INC.	Washington
AMERICAN SANITARY SERVICE, INC.	Oregon
AMERICAN WEST LEASING, INC.	Oregon
BITUMINOUS RESOURCES, INC.	Kentucky
BROADACRE LANDFILL, INC.	Colorado	Pueblo Landfill and
Recycling Center
BUTLER COUNTY LANDFILL, INC.	Nebraska
CAMINO REAL ENVIRONMENTAL CENTER, INC.	New Mexico
COLD CANYON LANDFILL, INC.	California	Cold Canyon
Processing Facility
Cold Canyon Recycling
COLUMBIA RESOURCE CO., LP	Washington
COMMUNITY REFUSE DISPOSAL, INC.	Nebraska
CONTRACTORS WASTE SERVICES, INC.	Kentucky
CORRAL DE PIEDRA LAND COMPANY	California
COUNTY RECYCLING, INC.	Washington	County Recycling
CURRY TRANSFER AND RECYCLING, INC.	Oregon	City Transfer
& Recycling
County Transfer
& Recycling
Country Transfer
& Recycling
Extra Mile Disposal
& Hauling
Harrell's Septic
Roto-Rooter of
Curry County
Sandy's Disposal Service
Westlane Disposal
DM DISPOSAL CO., INC.	Washington	American Portable
Storage
D.M. Recycling
Superior Refuse
Removal
DENVER REGIONAL LANDFILL, INC.	Colorado
EL PASO DISPOSAL, LP	Texas	Caprock Waste
Services Company, LLC
Waste Wranglers
ELKO SANITATION COMPANY	Nevada	Waste Connections of
Nevada
EMPIRE DISPOSAL, INC.	Washington
ENVIRONMENTAL TRUST COMPANY	Tennessee
EVERGREEN DISPOSAL, INC.	Montana
FINLEY-BUTTES LIMITED PARTNERSHIP	Oregon	Finley Buttes Landfill
Company
FINNEY COUNTY LANDFILL, INC.	Delaware
FRANK'S SERVICE, INC.	Montana
G&P DEVELOPMENT, INC.	Nebraska
GLACIER DISPOSAL, L.L.C.	Montana
HAROLD LEMAY ENTERPRISES, INCORPORATED	Washington	AA Better Trash & Junk
Clean Up
AA Lucky Portable Storage
Aberdeen Sanitation Co.
All Star Recycling
Butler's Cove Refuse
Service
City Sanitary Co.
Eastern Grays Harbor
Disposal
EGH Disposal
Harbor Disposal Co.
Harold LeMay Enterprises
HE Recycling
Joes Refuse Service
Lakewood Recycling
Service
Lakewood Refuse Service
LeMay Inc.
LeMay Mobile Shredding
LeMay Transportation
Services
Le May Trucking, Inc.
Pacific Disposal
Pierce County Refuse
Recycle Services
Rural Garbage Service
Rural Refuse Service
White Pass Garbage
HIGH DESERT SOLID WASTE FACILITY, INC.	New Mexico
HORIZON PROPERTY MANAGEMENT, LLC	Colorado
ISLAND DISPOSAL, INC.	Washington	Whidbey Recycling
Services
J BAR J LAND, INC.	Nebraska
KELLY'S HAUL AWAY, INC.	Montana
LAKESHORE DISPOSAL, INC.	Idaho
LAUREL RIDGE LANDFILL, L.L.C.	Delaware
LEALCO, INC.	Texas	ABC Waste Collection
LES' COUNTY SANITARY, INC.	Oregon
MADERA DISPOSAL SYSTEMS, INC.	California	Allied Disposal
Company
Bishop Waste
Disposal
Coastal Rolloff Service
Riverdale Disposal
Service
Sierra Disposal
Western Johns

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
MAMMOTH DISPOSAL COMPANY	California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.	Washington
MASON COUNTY GARBAGE CO., INC.	Washington
MDSI OF LA, INC.	California
MILLENIUM WASTE INCORPORATED	Indiana	Quad Cities Landfill
MISSION COUNTRY DISPOSAL	California	Tri City Disposal
MORRO BAY GARBAGE SERVICE	California
MURREY’S DISPOSAL COMPANY, INC.	Washington	Olympic Disposal
NEBRASKA ECOLOGY SYSTEMS, INC.	Nebraska
NOBLES COUNTY LANDFILL, INC.	Minnesota
NORTHERN PLAINS DISPOSAL INC.	Delaware
NORTHWEST CONTAINER SERVICES, INC.	Oregon
OKLAHOMA CITY WASTE DISPOSAL, INC.	Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.	Delaware
OSAGE LANDFILL, INC.	Oklahoma
PIERCE COUNTY RECYCLING COMPOSTING & DISPOSAL, LLC	Washington	LRI
PSI ENVIRONMENTAL SERVICES INC.	Indiana	PSI WASTE
PSI ENVIRONMENTAL SYSTEMS, INC.	Indiana	PSI WASTE
PUEBLO SANITATION, INC.	Colorado
PUYALLUP ENERGY RECOVERY COMPANY, LLC	Washington
R.A. BROWNRIGG INVESTMENTS, INC.	Oregon	Cascade Disposal Company
Cascade Recycling Co.
Kelvic Disposal Co,
Kelvic Dropbox Company
Sun Country Disposal
RAILROAD AVENUE DISPOSAL, LLC	Delaware
RED CARPET LANDFILL, INC.	Oklahoma
RH FINANCIAL CORPORATION	Washington
RURAL WASTE MANAGEMENT, INC.	Oklahoma
SAN LUIS GARBAGE COMPANY	California
SCOTT SOLID WASTE DISPOSAL COMPANY	Tennessee	Reliable Waste Services
TWM-Landfill
SCOTT WASTE SERVICES, LLC	Kentucky
SEDALIA LAND COMPANY	Colorado
SOUTH COUNTY SANITARY SERVICE, INC.	California	Nipomo Garbage
Company
Nipomo Recycling
Center
SOUTHERN PLAINS DISPOSAL, INC.	Delaware
SUNRISE SANITATION, LLC	Oregon
TACOMA RECYCLING COMPANY, INC.	Washington
TENNESSEE WASTE MOVERS, INC.	Delaware	Volunteer Landfill
THE TRASH COMPANY, LLC	Colorado
VOORHEES SANITATION, L.L.C.	Idaho
WASCO COUNTY LANDFILL, INC.	Delaware	Republic Services of
Oregon I
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.	Delaware
WASTE CONNECTIONS OF ALABAMA, INC.	Delaware	Competitive Waste
Systems
WASTE CONNECTIONS OF ARIZONA, INC.	Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.	Delaware
WASTE CONNECTIONS OF CALIFORNIA, INC.	California	Amador Disposal Service
Bear Valley Disposal
Service
Calaveras Sanitation
Services
Ebbetts Pass Disposal
Service
Betts Disposal Service
El Dorado Disposal
Service
GreenTeam
GreenTeam of San Jose
GreenWaste of Tehama
Mother Lode Sani-Hut
Sani-Hut Portable
Toilets
SEI Debris Box Rent-A-Bin
SEI Solid Waste
Western El Dorado
Recovery Systems
Westside Sanitation
WASTE CONNECTIONS OF COLORADO, INC.	Delaware	All Trash Service
Aspen Waste
Aspen Waste Systems
Community Recycling
Denver Roll-Off Service
El Paso Disposal Services
Fremont Disposal
Horizon Property Management
Platte Valley Disposal
Pueblo Disposal
Pueblo Disposal &
Recycling Service
Snowy Peaks Trash
Company
Solid Waste Transfer
Services
The Trash Company
Town & Country
Disposal
U.S. Disposal
U.S. Disposal Services
White Sanitation
WASTE CONNECTIONS OF GEORGIA, INC.	Delaware	Baxter Waste Systems
WASTE CONNECTIONS OF IDAHO, INC.	Indiana	Mountain Jack
Environmental Services
T, T & R Enterprises
Valley Waste and Recycling
WASTE CONNECTIONS OF ILLINOIS, INC.	Delaware	Millenium Waste
WASTE CONNECTIONS OF IOWA, INC.	Iowa	EZ Roll Off
EZ Roll Off Systems
E-Z Sanitation
Frangenberg Sanitation
Huberg Solid Waste
Management
Millenium Waste
Stone Roll-Off
Stone Sanitation
Town & Country
Disposal
Whaley Waste
Systems

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
WASTE CONNECTIONS OF KANSAS, INC.	Delaware	Anderson Trash Service
Best Yet Refuse
Collectia LTD
Dual County
Sanitation
Northend Disposal
R-Arrow
Salina Waste Systems
WASTE CONNECTIONS OF KENTUCKY, INC.	Delaware	Corbin's Disposal
Service
Kentucky Waste
Systems, Inc.
Mid-State Recycling
Waste Systems
Mid-State Waste
Waste Systems, Inc.
WASTE CONNECTIONS OF LEFLORE, LLC	Mississippi
WASTE CONNECTIONS OF MINNESOTA, INC.	Minnesota	Hendrickson Sanitation
L & L Sanitation
Schaap Sanitation
Scotting Sanitation
Ulrich Sanitation
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC	Mississippi
WASTE CONNECTIONS OF MISSISSIPPI, INC.	Delaware	Asco Sanitation
Best Waste & Recycling
Best Waste and Recycling
Buck Run Landfill
Northeast Mississippi
Regional Landfill
Oxford Waste
Services
WASTE CONNECTIONS OF MISSOURI, INC.	Delaware
WASTE CONNECTIONS OF MONTANA, INC.	Delaware	Bitterroot Disposal
Valley Recycling
Victor Transfer
WASTE CONNECTIONS OF NEBRASKA, INC.	Delaware	Allied Refuse Countryside Services
B&B Sanitary Service
Big Red Roll Off
Central Waste
Disposal
Community Refuse
Countryside Services
Duren Sanitation
J-D Sanitation
J&J Sanitation
Junk in the Box
Midwest Refuse
Service Commercial
Omega Systems
Papillion Sanitation
River City Recycling
Sanitation Systems
Saunders County
Disposal
Schaben Sanitation
Shrader Refuse and
Recycling Service
Company
Steve's Sanitation
Steve's Sanitation Service
The Garbage Company
The Garbage Company
of David City
Ummel Sanitation
Wahoo Sanitation
WASTE CONNECTIONS OF NEW MEXICO, INC.	Delaware	Silva Sanitation
Southwest Disposal
WASTE CONNECTIONS OF OKLAHOMA, INC.	Oklahoma	Green Country Refuse
Service
Metropolitan Waste
Services
Oklahoma Disposal
& Sanitation
Waste Connections
WASTE CONNECTIONS OF OREGON, INC.	Oregon	Ace Sanicans
Arrow Sanitary Service
Babe's Garbage Service
Bandon Disposal &
Recycling
Buck's Sanitary
Service
Clatskanie Sanitary
Service
EWSI
Environmental Waste
Systems
Hood River Garbage
Service
Hood River Recycling
& Transfer Station
Hudson Portable
Toilet Service
Hudson's Garbage
Service
Jack Fleming Sanitary
Service
Les' Sanitary Service
North Bend Sanitation
Service
Oregon Paper Fiber
Public Disposal and
Recyling Center
Refuse Removal
Sweet Home
Sanitation Service
Sweet Home Transfer
& Recycling
The Dalles Disposal
The Dalles Transfer
Station
Wally's Portable
Restrooms

EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
	State of	Under Which
	Incorporation/	Conducts
Subsidiary	Organization	Business
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.	South Dakota	A & C Keiffer Sanitation
Art's Garbage Service
Cook's Wastepaper
& Recycling
Dakota Data Shred
Envirotech Waste
Services
Kieffer Sanitation
Novak Enterprises
Novak Sanitary
Service
Pierre Recycling
Center
Ron's Dray
Sioux Valley
Sanitation Service
Steve's Garbage
Service
Van Zee Sanitary
Service
Walker Refuse
WASTE CONNECTIONS OF TENNESSEE, INC.	Delaware	Asco Sanitation
Cumberland Waste
Disposal
LMP Transportation
Company
Ocoee Environmental
Services
Scott Solid Waste
Snelson's Trash Service
Southern Disposal
WASTE CONNECTIONS OF TEXAS, LLC	Delaware	West Texas Disposal
WASTE CONNECTIONS OF THE CENTRAL VALLEY, INC.	California	Environmental Waste
Management
Kingsburg Disposal
Service
WASTE CONNECTIONS OF UTAH, INC.	Delaware	City Sanitation
Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.	Washington	Buchmann Sanitation
Service
Clark County Disposal
Group
Colfax Recycling
Diamond Fab and
Welding Service
Empire Disposal Hauling
Hero
Household Environmental
Recycling Operation
The Disposal Group
Twin City Sanitary
Service
Vancouver Sanitary
Service
WASTE CONNECTIONS OF WYOMING, INC.	Delaware	American Disposal
BW Waste
Edwal Services
Green River Valley Refuse
WASTE CONNECTIONS TRANSPORTATION CO., INC.	Oregon
WASTE SERVICES OF N.E. MISSISSIPPI, INC.	Mississippi
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC	Delaware
WEST BANK ENVIRONMENTAL SERVICES, INC	Indiana	Westbank Sanitation
WEST COAST RECYCLING AND TRANSFER, INC.	Oregon	Public Disposal and
Recycling Center
Store-It
WEST VALLEY COLLECTION & RECYCLING, LLC	California
WYOMING ENVIRONMENTAL SERVICES, INC.	Indiana
WYOMING ENVIRONMENTAL SYSTEMS, INC.	Indiana	Wyoming Waste
Systems
YAKIMA WASTE SYSTEMS, INC.	Washington	Yakima Storage Systems
Yakima Waste Systems